UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): July 1, 2000



                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA                           0-2616                23-1666392
(State or Other Jurisdiction  (Commission File No.)         (I.R.S. Employer
 of Incorporation)                                          Identification No.)





      1200 Camp Hill By-Pass, Camp Hill, Pennsylvania             17011-3774
      (Address of Principal Executive Offices)                    (Zip Code)


                                  717-730-6306
              (Registrant s Telephone Number, Including Area Code)

              FORM 8-K CURRENT REPORT


ITEM 5. OTHER EVENTS

    On July 1, 2000, the Company did not have sufficient liquid assets to pay the quarterly dividend due on that date on its 8 1/2% cumulative convertible preferred stock. Although the Company s wholly-owned subsidiary has sufficient liquid funds to cover the amount of the July 1 dividend, the transfer of such funds to the Company is subject to the approval of the Delaware Department of Insurance. In that regard, the subsidiary has requested the Department s approval of a dividend payment to the Company for the purpose of paying the quarterly dividend; however, as of July 5, 2000, no response has been received from the Department.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CONSUMERS FINANCIAL CORPORATION
                                                       Registrant




Date:  July 5, 2000                       By  /S/ James C. Robertson
                                              James C. Robertson,
                                              President and
                                              Chief Executive Officer




Date   July 5, 2000                       By  /S/ R. Fredric Zullinger
                                              R. Fredric Zullinger
                                              Senior Vice President,
                                              Chief Financial Officer
                                              and Treasurer